FINANCIAL INVESTORS TRUST

SUPPLEMENT DATED AUGUST 3, 2015 TO THE

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

FOR THE ALPS/WESTPORT RESOURCES HEDGED HIGH INCOME FUND

(THE "FUND") DATED FEBRUARY 28, 2015, AS SUPPLEMENTED

Pursuant to the Investment Advisory Agreement between the Fund and ALPS Advisors, Inc. (“ALPS Advisors”), the Fund pays ALPS Advisors an annual management fee of the greater of (i) 0.20%, based on the Fund’s average daily net assets, or (ii) $150,000.  Effective as of July 1, 2015, ALPS Advisors has agreed voluntarily to waive the $150,000 minimum portion of its annual management fee for the Fund.  Accordingly, the Fund’s Prospectus and Statement of Additional Information are revised as follows:

The section of the Prospectus entitled “Management – ALPS/Westport Resources Hedged High Income Fund” is supplemented with the following information:

ALPS Advisors has agreed to voluntarily waive the $150,000 minimum portion of its annual management fee.  This voluntary waiver may be reduced or discontinued at any time without notice.

The section of the Statement of Additional Information entitled “Investment Managers – ALPS/Westport Resources Hedged High Income Fund” is supplemented with the following information:

Effective July 1, 2015, ALPS Advisors has agreed to voluntarily waive the $150,000 minimum portion of its annual management fee.  This voluntary waiver may be reduced or discontinued at any time without notice.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE.